UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 30, 2008
                                                ----------------
                             SJW Corp.
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     (Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)   Identification
No.)

    374 W. Santa Clara Street, San Jose, California     95113
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(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                             Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02  Results of Operations and Financial Condition.

On April 30, 2008, SJW Corp. (the "Company") announced its financial results for the quarter ended March 31, 2008. A copy of the press release announcing these financial results is attached hereto as Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers

(e) On April 30, 2008, the shareholders of the Company approved the Company's Amended and Restated Long-Term Incentive Plan which is attached hereto as Exhibit 10.1 and under which the Company's executive officers and other eligible individuals may receive equity awards in the form of stock options, stock appreciation rights, restricted stock, restricted stock units performance shares and other stock-based awards. The amendments to the Long-Term Incentive Plan effect the following modifications to the plan:

     (1) Expand the list of financial and non-financial criteria that may serve as the performance goals for the vesting of awards;
     (2) Clarify the gross counting provisions in effect for share issuances under the plan;
     (3) Define the applicable change in control transactions that may result in the accelerated vesting of outstanding awards;
     (4) Provide for equitable adjustments to outstanding awards to reflect spin-off transactions and extraordinary dividends;
     (5) Expressly prohibit the repricing of outstanding stock options and stock appreciation rights;
     (6)  Extend the term of the plan until April 29, 2018;
     (7) Expand the class of individuals eligible to participate in the plan to include all employees, the non-employee members of the board of directors of any parent or subsidiary and consultants in the service of the Company or any parent or subsidiary; and
     (8) Expand the types of awards that can be made under the plan to include performance units payable in cash upon the attainment of performance milestones.
      The principal terms and provisions of the Amended and Restated Long-Term Incentive Plan are more fully described in the Proxy Statement filed by the Company with the Securities and Exchange Commission on March 11, 2008.

      On April 30, 2008, the shareholders of the Company also approved the Company's Executive Officer Short-Term Incentive ("Incentive Plan"). Such plan is attached hereto as Exhibit
10.2. The Incentive Plan will allow the Company to implement one or more cash bonus programs for the Company's executive officers tied to the achievement of specific goals based on financial and/or non-financial performance metrics. The maximum bonus per participant is limited to $1 million per calendar year within the applicable performance period, up to a maximum $3 million award for a three-year performance period. The principal terms and provisions of the Incentive Plan are more fully described in the Proxy Statement filed by the Company with the Securities and Exchange Commission on March 11, 2008.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit
Number     Description of Document
--------   ------------------------
10.1       Amended and Restated Long-Term Incentive Plan.

10.2       Executive Officer Short-Term Incentive Plan.

99.1       Press Release issued by SJW Corp., dated April 30,
           2008, announcing the First Quarter Financial Results.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SJW Corp.
                            -----------------------------

April 30, 2008              /s/ Angela Yip
---------------------       -----------------------------
                            Angela Yip, Chief Financial Officer
                            and Treasurer


Exhibit
Number     Description of Document
--------   ------------------------
10.1       Amended and Restated Long-Term Incentive Plan.

10.2       Executive Officer Short-Term Incentive Plan.

99.1       Press Release issued by SJW Corp., dated April 30,
           2008, announcing the First Quarter Financial Results.